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                                                                      EXHIBIT 10


                           SECOND AMENDMENT AGREEMENT


This Second Amendment Agreement dated as of May 1, 2001 (this "Second Amendment") is among Newfield Exploration Company, a Delaware corporation ("Company"), the lenders parties hereto ("Banks") and The Chase Manhattan Bank, as Agent ("Agent"). In consideration of the mutual covenants contained herein, the Company, the Agent and the Banks agree as set forth herein.


         1. Amendments to the Agreement. Section 9.04 of the Credit Agreement dated as of January 23, 2001 among the Company, various lenders (including the Banks) and the Agent ("Agreement") is hereby amended to read as follows:

                           9.04 Dividends, Distributions and Redemptions. The Company will not (i)declare or pay any dividend, (ii) purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding or any warrant, option or other right to acquire any such stock, (iii) return any capital to its stockholders, (iv) make any distribution of its assets to its stockholders, or (v) permit any Subsidiary to purchase, redeem or otherwise acquire any stock of the Company now or hereafter outstanding or any warrant, option or other right to acquire any such stock, except that the Company may (a) declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock and (b) declare and pay dividends on and redeem or repurchase its common and preferred stock or redeem or repurchase its QUIPS debentures and QUIPS; provided that for clause (b), (1) the dollar amount of the dividends, redemptions and repurchases in any four quarters ending on the last day of the then current quarter does not exceed, at the time such dividends, redemptions and repurchases are paid or made, in the aggregate 25% of the consolidated net income of the Company and its Consolidated Subsidiaries (other than Special Purpose Subsidiaries) for the four quarter period ended with the quarter immediately preceding the then current quarter, and (2) no Default has occurred and is continuing and such payment shall not cause a Default. Payment of interest on the QUIPS Debentures and payment of distributions on the QUIPS shall not be subject to the terms of this Section 9.04. Withholding of shares of its common stock for withholding tax obligations in connection with issuance of common stock to its employees shall not be subject to the terms of this Section 9.04.


         2. Miscellaneous.

                  2.1 Amendments, Etc. No amendment or waiver of any provision of this Second Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with Section 12.04 of the Agreement.

                  2.2 Governing Law. This Second Amendment and the Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

                  2.3 Preservation. Except as specifically modified by the terms of this Second Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any of the other documents executed in connection with the Agreement remain in full force and effect. Terms used herein which are not defined herein and are defined in the Agreement, as amended hereby, are used herein as defined in the Agreement, as amended hereby.



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                  2.4 Execution in Counterparts. This Second Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  2.5 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment and to agree to the various matters set forth herein. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement as amended hereby.

                  2.7 Representations. The Company hereby represents and warrants to the Agent and the Banks that the representations and warranties contained in Section 7 of the Agreement, as amended hereby, are true and correct on and as of the date hereof, unless such representation or warranty was expressly limited to an earlier date (which representation or warranty remains true as to such earlier date) or except as such representations and warranties are modified to give effect to transactions expressly permitted by the Agreement, as amended hereby, or in the case of Section 7.15 of the Agreement, changes of which the Agent has been notified.

                  2.8 Authority, etc. The Company hereby represents and warrants to the Agent and the Banks that (i) this Second Amendment has been duly executed and delivered by the Company, (ii) the execution, delivery and performance of this Second Amendment and the performance of, and consummation of the transactions contemplated by, the Agreement, as amended hereby, are within the power of the Company, have been duly authorized by all necessary corporate action, do not contravene (A) the charter or by-laws of the Company, (B) any applicable rule, regulation, order, writ, injunction or decree, or (C) law or any material contractual restriction binding on or affecting the Company, and will not result in or require the creation or imposition of any Lien prohibited by the Agreement, (iii) this Second Amendment and the Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors' rights generally, and (iv) no authorization, consent, license or approval of, or other action by, and no notice to or filing with, any governmental authority, regulatory body or other Person is required for the due execution, delivery and performance of this Second Amendment or the performance of the Agreement, as amended hereby, or for the consummation of the transactions contemplated thereby.

                  2.9 Default. Without limiting any other event, which may constitute an Event of Default, in the event any representation or warranty set forth herein shall be untrue in any material respect, when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                  2.10 Effectiveness. This Second Amendment shall become effective, as of the date first above written, when it shall have been executed by the Company, the Agent and Banks constituting Majority Banks.









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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          COMPANY:

                          NEWFIELD EXPLORATION COMPANY



                          By:    /s/ TERRY W. RATHERT
                          Name:  Terry W. Rathert
                          Title: Vice President & CFO


                          AGENT:

                          THE CHASE MANHATTAN BANK, as Agent



                          By:    /s/ ROBERT C. MERTENSOTTO
                          Name:  Robert C. Mertensotto
                          Title: Managing Director













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                                            BANKS:

                                            THE CHASE MANHATTAN BANK

                                            By:     /s/ ROBERT C. MERTENSOTTO
                                            Robert C.
                                            Mertensotto
                                            Managing Director


                                            BANK OF AMERICA, N.A.

                                            By:     /s/ JAMES V. DUCOTE
                                            James V.
                                            Ducote
                                            Authorized Officer


                                            BANK OF MONTREAL

                                            By:    /s/ JAMES B. WHITMORE
                                            James B. Whitmore
                                            Authorized Officer


                                            FLEET NATIONAL BANK

                                            By:   /s/ STEPHEN J. HOFFMAN
                                            Stephen J.
                                            Hoffman
                                            Authorized Officer


                                            FIRST UNION NATIONAL BANK

                                            By:  /s/ ROBERT R. WETTEROFF
                                            Robert R. Wetteroff
                                            Senior Vice President


                                            BANK ONE, NA

                                            By: /s/ CHRISTINE MACAN
                                            Christine Macan
                                            Authorized Officer


















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                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By: /s/ PHILIPPE SOUSTRA
                                            Philippe Soustra
                                            Authorized Officer


                                            BNP PARIBAS

                                            By:  /s/ DAVID DODD
                                            David Dodd
                                            Authorized Officer


                                            By:  /s/ BRIAN MALONE
                                            Brian Malone
                                            Authorized Officer


                                            THE SANWA BANK LIMITED

                                            By:  /s/ CLYDE REDFORD
                                            Clyde Redford
                                            Authorized Officer


                                            THE BANK OF NEW YORK

                                            By:  /s/ PETER KELLER
                                            Peter Keller
                                            Vice President


                                            THE FUJI BANK, LIMITED

                                            By:  /s/ MASATOSHI ABE
                                            Masatoshi Abe
                                            Vice President & Manager


                                            BANKERS TRUST COMPANY

                                            By:  /s/ MARCUS M. TARKINGTON
                                            Marcus M.
                                            Tarkington
                                            Director

                                            BANK OF OKLAHOMA, N.A.

                                            By:  /s/ PAM P. SCHLOEDER
                                            Pam P. Schloeder
                                            Authorized Officer











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                                            NATEXIS BANQUES POPULAIRES

                                            By:  /s/ DONOVAN C. BROUSSARD
                                            Donovan C. Broussard
                                            Vice President



                                            COMERICA BANK-TEXAS

                                            By:  /s/ MS. HUMA VADGAMA
                                            Ms. Huma Vadgama
                                            Authorized Officer




















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